BMO FUNDS, INC.

BMO Aggressive Stock Fund

BMO Diversified Income Fund

BMO Moderate Balanced Fund

BMO Growth Balanced Fund

BMO Aggressive Allocation Fund

BMO Diversified Stock Fund

Supplement dated November 5, 2014 to the Prospectus dated December 27, 2013,

as supplemented September 12, 2014 and the Statement of Additional Information dated

December 27, 2013, as supplemented July 29, 2014 and September 12, 2014

BMO Funds Name Changes

The Board of Directors of BMO Funds, Inc. (the “Board”) approved the following Fund name changes:

Current Name	Revised Name
BMO Diversified Income Fund	BMO Conservative Allocation Fund
BMO Moderate Balanced Fund	BMO Moderate Allocation Fund
BMO Growth Balanced Fund	BMO Balanced Allocation Fund
BMO Aggressive Allocation Fund	BMO Growth Allocation

Effective December 19, 2014, all references in the Prospectus and Statement of Additional Information to the Funds listed under “Current Name” are deleted and replaced with references to the corresponding name listed under “Revised Name”. The Funds’ investment objectives, principal investment strategies, and risks will remain the same.

Proposed Reorganization

On November 5, 2014, the Board approved, subject to shareholder approval, an agreement and plan of reorganization (“Reorganization”) for the purpose of reorganizing the BMO Aggressive Stock Fund (“Aggressive Stock Fund”) with and into the BMO Diversified Stock Fund (“Diversified Stock Fund”). The Aggressive Stock Fund’s investment objective is similar, and its investment strategies are substantially similar, to those of the Diversified Stock Fund, and both funds have the same investment limitations and principal risks.

The Reorganization, which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the Aggressive Stock Fund to the Diversified Stock Fund in exchange for shares of the Diversified Stock Fund. Class Y, Class I, Class R-3, and Class R-6 shareholders of the Aggressive Stock Fund will receive corresponding shares of the Diversified Stock Fund equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Aggressive Stock Fund at the time of the Reorganization and in complete liquidation and termination of the Aggressive Stock Fund as a series of BMO Funds. It is expected that the Reorganization will be treated as a tax-free reorganization for federal income tax purposes. Shareholders of the Aggressive Stock Fund may wish to consult their tax advisers regarding possible tax consequences of the Reorganization, including possible state and local tax consequences.

A special meeting of shareholders of the Aggressive Stock Fund for the purpose of voting on the Reorganization is scheduled to be held on December 19, 2014. Assuming shareholders approve the Reorganization, it is expected to close shortly thereafter. Shareholders of record on November 21, 2014 will receive a proxy statement/prospectus prior to the meeting, which will provide further details about the Diversified Stock Fund, the meeting, and the Reorganization.

BMO Diversified Stock Fund Name Change

Contingent on receiving shareholder approval of the Reorganization discussed above, the Board also approved a change of the Diversified Stock Fund’s name to the BMO Aggressive Allocation Fund to be effective on December 19, 2014.

On such date, all references in the Prospectus and Statement of Additional Information to the BMO Diversified Stock Fund are deleted and replaced with references to the BMO Aggressive Allocation Fund. The Diversified Stock Fund’s investment objective, principal investment strategies, and risks will remain the same.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.

2